                                                                     EXHIBIT: 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611

            (Name, address and telephone number of agent for service)

            ---------------------------------------------------------
                                  POPULAR INC.
               (Exact name of obligor as specified in its charter)

     PUERTO RICO                                                  66-0416582
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

POPULAR CENTER BUILDING
209 MUNOZ RIVERA AVENUE
SAN JUAN, PUERTO RICO                                                   00918
(Address of principal executive offices)                              (Zip Code)

                      -----------------------------------

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                        POPULAR INTERNATIONAL BANK, INC.
               (Exact name of obligor as specified in its charter)

     PUERTO RICO                                                   66-0489108
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

POPULAR CENTER BUILDING
209 MUNOZ RIVERA AVENUE
SAN JUAN, PUERTO RICO                                                   00918
(Address of principal executive offices)                              (Zip Code)

                               -----------------

                           POPULAR NORTH AMERICA, INC.
               (Exact name of obligor as specified in its charter)

     DELAWARE                                                         66-0476353
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

POPULAR CENTER BUILDING
209 MUNOZ RIVERA AVENUE
SAN JUAN, PUERTO RICO                                                   00918
(Address of principal executive offices)                              (Zip Code)

                                DEBT SECURITIES
                      (Title of the indenture securities)

                               -----------------

                                       2
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ITEM 1.      GENERAL INFORMATION.

             Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency, Washington, D.C.
             Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)     Whether it is authorized to exercise corporate trust powers.

             Yes.

ITEM 2.      AFFILIATIONS WITH OBLIGOR.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

         None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.     LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

         Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 5.        Not Applicable

         Exhibit 6.        The consent of the Trustee required by Section 321
                           (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not Applicable

                                       3

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         Exhibit 9.        Not Applicable

                                       4

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 24th day of November, 2003.

                                J. P. Morgan Trust Company, National Association

                                                     By  /s/ George Reaves
                                                         -----------------------
                                                         George Reaves
                                                         Authorized Officer

                                        5

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EXHIBIT 7.      Report of Condition of the Trustee.
--------------------------------------------------------------------------------

CONSOLIDATED REPORT OF CONDITION OF   J.P. Morgan Trust Company, National
                                                  Association
                                                 (Legal Title)

AS OF CLOSE OF BUSINESS ON    June 30, 2003
--------------------------------------------------------------------------------

                                                          ($000)
                                                          ------
ASSETS
    Cash and Due From Banks                              $ 30,669
    Securities                                            106,073
    Loans and Leases                                       41,488
    Premises and Fixed Assets                               9,168
    Intangible Assets                                     162,542
    Other Assets                                           17,245
                                                         --------
      Total Assets                                       $367,185
                                                         ========

LIABILITIES
    Deposits                                             $ 97,653
    Other Liabilities                                      47,491
                                                         --------
      Total Liabilities                                   145,144

EQUITY CAPITAL
    Common Stock                                              600
    Surplus                                               181,587
    Retained Earnings                                      39,854
                                                         --------
      Total Equity Capital                                222,041
                                                         --------
      Total Liabilities and Equity Capital               $367,185
                                                         --------